UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): June 17, 2009

Covidien public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cherrywood Business Park

Block G, First Floor

Loughlinstown

Co. Dublin, Ireland

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 353 1 439-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Covidien plc issued a press release on June 17, 2009, announcing that it had completed its acquisition of VNUS Medical Technologies, Inc. through its wholly-owned subsidiary, Covidien Group S.a.r.l. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated June 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PLC

By:	/s/ John W. Kapples
John W. Kapples
Vice President and Secretary

Date: June 18, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 17, 2009.